Common Stock and Preferred Stock	9 Months Ended
Sep. 30, 2023
Equity [Abstract]
Common Stock and Preferred Stock

12. Common Stock and Preferred Stock

As of September 30, 2023 and December 31, 2022, the Company has authorized the issuance of up to 250,000,000 and 400,000,000, shares of common stock, at a par value $0.0001 per share, respectively

As of September 30, 2023, there were 72,813,776 shares of Common Stock issued and outstanding. As of December 31, 2022, there were 64,626,430 shares of Common Stock issued and outstanding as a result of the retrospective application of the Merger, as discussed in Note 3. No cash dividends have been declared or paid as of September 30, 2023.

On November 4, 2022, Conduit Pharmaceuticals Limited issued 1,000 common shares to Corvus Capital Limited. Corvus Capital Limited subsequently transferred 775 common shares to other investors. The 1,000 common shares converted into 32,313,215 shares of Conduit Pharmaceuticals, Inc. Common Stock upon the closing of the Merger.

As of September 30, 2023, the Company has authorized the issuance of up to 1,000,000 shares of Conduit Pharmaceuticals, Inc. preferred stock (the “Preferred Stock”). As of December 31, 2022, no preferred shares were authorized for issuance.

As of September 30, 2023 and December 31,2022, no shares of Preferred Stock were issued and outstanding.

Holders of the Common Stock (including any preferred stock designation) are entitled to one vote per share, and to receive dividends, on and if declared by the board of directors and, upon liquidation or dissolution, are entitled to receive all assets available for distribution, subordinate to the rights, preferences, and privileges of any outstanding preferred shares (if any) with respect to dividends and in connection with liquidation, winding up and dissolution of the Company. The holders have no preemptive or other subscription rights.